Exhibit 10.41

SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
AMONG
DOUGLAS DYNAMICS, INC.
(fka DOUGLAS DYNAMICS HOLDINGS, INC.)
AND
CERTAIN OF ITS
STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS
DATED AS OF MAY 4, 2010

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (the “Amendment”), dated as of May 4, 2010, is being entered into by and among Douglas Dynamics, Inc. (formerly known as Douglas Dynamics Holdings, Inc.), a Delaware corporation (the “Company”), Aurora Equity Partners II L.P., a Delaware limited partnership, Aurora Overseas Equity Partners II, L.P., a Cayman Islands exempt limited partnership, Ares Corporate Opportunities Fund, L.P., a Delaware limited partnership, the holders of a majority in voting interests of the Common Stock and Preferred Stock, voting together as a single class, held by the Securityholders, and each of the Class A Securityholders listed on Exhibit A.  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Securityholders are parties to that certain Second Amended and Restated Securityholders Agreement dated as of June 30, 2004, as amended by that certain First Amendment thereto dated December 27, 2004 (the “Agreement”);

WHEREAS, in connection with the proposed initial public offering of the Common Stock, the parties hereto desire to enter into this Amendment to amend the Agreement as set forth below; and

WHEREAS, pursuant to Section 13.2 of the Agreement, the Agreement may be amended, modified or supplemented by written agreement of the parties hereto.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A.            Amendment to the Agreement

1.             The first paragraph under the heading “RECITALS” is hereby amended and restated in its entirety to read as follows:

WHEREAS, upon adoption of the Company’s 4th Amended and Restated Certificate of Incorporation which is anticipated to occur on or about May 10, 2010, the Company will be authorized to issue an aggregate of 205,000,000 shares of capital stock, including 200,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share; and

2.             The definition of “Preferred Stock” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Preferred Stock” means any preferred stock of the Company issued after the date hereof howsoever designated that is entitled to any preference over the Common Stock in the payment of dividends or in the distribution of assets upon liquidation of the Company.

3.             The following shall be added as a new Section 3.5 of the Agreement:

3.5           Additional Restriction on Transfer by Certain Class A Securityholders.  Subject to Article VI, each Class A Securityholder whose name is set forth on Exhibit A hereto (each, a “Specified Securityholder,” and collectively, the “Specified Securityholders”) agrees that, without the consent of the Aurora Entities (which consent shall not be unreasonably withheld with respect to any Transfer of Securities to a Permitted Transferee), after the occurrence of the Qualified IPO Date, such Specified Securityholder will not effectuate any Transfer or submit to any broker any sell order with respect to a proposed Transfer, of Securities at any time other than pursuant to a Tag-Along Sale by the Aurora Entities pursuant to Section 6 herein.  Notwithstanding the foregoing, upon the occurrence of a “Tax Event” the  Specified Securityholder shall be permitted to sell a number of Securities with a market value (calculated at the time of sale based on the market price at that time) equal to an amount that would provide the Specified Securityholder with after-tax proceeds from such sale equal to the Tax Amount.  “Tax Event” shall mean the recognition of ordinary compensation income by a Specified Securityholder for United States federal income tax purposes as a result of the transfer, issuance, or vesting of Securities granted by the Company or any direct or indirect Subsidiaries of the Company to the Specified Securityholder in connection with the performance of services.  The “Tax Amount” shall mean the sum of the (a) compensation income required to be included in the Specified Securityholder’s taxable income for federal and state income tax purposes multiplied by the maximum marginal federal, state and local income tax rate applicable for such period and (b) other taxes imposed on such income (including FICA, FUTA, Medicare and AMT).  The Securities that are permitted to be sold pursuant to this paragraph may be sold only within one (1) week after the applicable transfer, issuance or vesting that gives rise to the ordinary income recognition described above.  The restrictions set forth in this Section 3.5 shall terminate upon such date as the Aurora Entities cease to collectively beneficially own at least 10% of the Company’s outstanding common stock.

4.             Section 6.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.1           “Tag-Along” Sales.  If either or both of the Aurora Entities (for purposes of this Section 6, collectively the “Proposed Transferor”) at any time or from time to time, in one transaction or in a series of related transactions, desire to enter into an agreement (whether oral or written) to Transfer (for purposes of this Section 6, a “Tag-Along Sale”) shares of Common Stock to any Person, then each of the Specified Securityholders shall have the right, but not the obligation, to elect that the Proposed Transferor be obligated to require, as a condition to such Tag-Along Sale, that the proposed purchaser purchase from each such electing Specified Securityholder up to the number of shares of Common Stock derived by multiplying the total number of shares of Common Stock owned by or issuable to such electing Specified Securityholder by a fraction, the numerator of which is equal to the number of shares of Common Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the proposed purchaser (without giving effect to any reduction in such number of shares by reason of any Specified Securityholder’s election to exercise the “tag-along” rights provided in this Section 6 in connection with such transaction) and the denominator of which is the total number of shares of Common Stock owned by or issuable to the Proposed Transferor prior to such sale; provided, however, that if any Specified Securityholder chooses not to sell any or all Securities which such Specified Securityholder may be entitled to sell under this Section 6.1, the Proposed Transferor may sell, in the same transaction, additional shares of Common Stock equal to the difference between the number of shares of Common Stock which such Specified Securityholder is entitled to sell and the number of shares of Common Stock such Specified Securityholder chooses to sell, if any.  Any such sales by any Specified Securityholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Proposed Transferor.  Each Specified Securityholder whose Securities are sold in a Tag-Along Sale shall be required to bear a proportionate share of the expenses of the transaction, including, without limitation, legal, accounting and investment banking fees and expenses.

5.             Section 6.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.2           Notice of Tag-Along Opportunity.  The Proposed Transferor shall promptly (and in no event less than fifteen (15) Business Days prior to the consummation thereof) provide the Company with notice (for purposes of this Section 6, the “Proposed Transferor Notice”) of the proposed Tag-Along Sale (which the Company shall transmit to each Specified Securityholder within two (2) Business Days after its receipt thereof) containing the following:

(a)           the name and address of the proposed transferee of the Common Stock in the Tag-Along Sale;

(b)           the number of shares of Common Stock proposed to be Transferred by the Proposed Transferor in the event none of the Specified Securityholders elects to participate;

(c)           the proposed amount and form of consideration to be paid for such Common Stock and the terms and conditions of payment offered by the proposed transferee;

(d)           the aggregate number of shares of Common Stock held of record by the Proposed Transferor as of the date of the notice (for purposes of this Section 6, “Notice Date”) from the Proposed Transferor to the Company;

(e)           the aggregate number of shares of Common Stock held of record as of the Notice Date by all Specified Securityholders as a group;

(f)            the maximum number of shares of Common Stock each such Specified Securityholder is entitled to include in the Tag-Along Sale (as computed in accordance with the equations set forth in Section 6.1); and

(g)           that the proposed transferee has been informed of the “tag-along” rights provided for in Section 6.1.

6.             Section 6.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.3           Notice and Terms of Acceptance of Tag-Along Opportunity.

(a)           If a Specified Securityholder desires to participate in such Tag-Along Sale, such Specified Securityholder shall provide written notice (the “Tag-Along Notice”) to the Proposed Transferor not later than five (5) Business Days after the Notice Date setting forth the number of shares of Common Stock, if any, such Specified Securityholder elects to include in the Tag-Along Sale.

(b)           The Tag-Along Notice given by any Specified Securityholder shall constitute such Specified Securityholder’s binding agreement to sell such Common Stock as are included therein on the terms and conditions applicable to such sale (including the requirements of this Section 6), in which case the number of shares of Common Stock to be Transferred by the Proposed Transferor shall be correspondingly reduced.  In the event that the proposed transferee does not purchase the Securities of the Proposed Transferor, then the proposed Tag-Along Sale by the Specified Securityholders to such proposed transferee shall not take place.  If the Tag-Along Notice from any Specified Securityholder is not received by the Proposed Transferor within the five (5) Business Day period specified above in this Section 6.3, the Proposed Transferor shall have the right to transfer the Securities of Common Stock to the proposed transferee without any participation by such Specified Securityholder, but only on the terms and conditions stated in the notice to such Specified Securityholders or on terms and conditions no more favorable to the Proposed Transferor and only if a definitive and binding agreement to sell or otherwise transfer such Common Stock is entered into not later than forty-five (45) days after the end of such five (5) Business Day period specified above in this Section 6.3.

7.             Section 6.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.4           Application of Tag-Along Provisions.  The provisions of this Section 6 shall not apply to:

(a)           any Transfer to a Permitted Transferee; or

(b)           any one transaction or series of related transactions involving the Transfer (other than to a Permitted Transferee) by the Proposed Transferor of less than 1% of the issued and outstanding shares of Common Stock.

8.             Section 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

6.5           Termination of Tag-Along Rights.

(a)           Notwithstanding anything herein to the contrary, the rights and obligations provided for in this Section 6 shall terminate with respect to all Securities held by each Other Securityholder (other than any Specified Securityholder, the rights of whom will be set forth in Section 6.5(b)), upon the occurrence of the Qualified IPO Date.

(b)           Following the occurrence of the Qualified IPO Date, each Specified Securityholder shall be entitled to the rights and obligations provided for in this Section 6 solely with respect to any Transfer by the Aurora Entities.

B.            Miscellaneous

1.             Except as amended as set forth above, the Agreement shall continue in full force and effect.

2.             This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

[Signature Pages follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Second Amended and Restated Securityholders Agreement as of the date first written above.

COMPANY:

DOUGLAS DYNAMICS, INC.

By:	/s/ James L. Janik
Name: James L. Janik
Title: President and Chief Executive Officer

SECURITYHOLDERS:

AURORA EQUITY PARTNERS II L.P.

By: Aurora Capital Partners II L.P., its general partner

By: Aurora Advisors II LLC, its general partner

By:	/s/ Timothy J. Hart
Name: Timothy J. Hart
Title: Vice President, Secretary and General Counsel

AURORA OVERSEAS EQUITY PARTNERS II, L.P.

By: Aurora Overseas Capital Partners II L.P., its general partner

By: Aurora Overseas Advisors II LDC, its general partner

By:	/s/ Timothy J. Hart
Name: Timothy J. Hart
Title: Vice President, Secretary and General Counsel

ARES CORPORATE OPPORTUNITIES FUND, L.P.

By: ACOF Operating Manager, L.P., its manager

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

DOUGLAS DYNAMICS EQUITY PARTNERS L.P.
By:	AURORA ADVISORS II LLC,
its general partner

By:	/s/ Timothy J. Hart
Name: Timothy J. Hart
Title: Vice President, Secretary and General Counsel

GENERAL ELECTRIC PENSION TRUST

By:	GE ASSET MANAGEMENT INCORPORATED,
its investment manager

By:	/s/ Michael M. Pastore
Name: Michael M. Pastore
Title: Senior Vice President

AURORA CAPITAL GROUP 401(k) PLAN
fbo Gerald L. Parsky

By:	/s/ John F. F. Billings
Name: John F. F. Billings
Title: Trustee Assistant Vice President & Trust Officer

AURORA CAPITAL GROUP 401(k) PLAN
fbo Richard K. Roeder

By:	/s/ John F. F. Billings
Name: John F. F. Billings
Title: Trustee Assistant Vice President & Trust Officer

AURORA CAPITAL GROUP 401(k) PLAN
fbo John T. Mapes

By:	/s/ John F. F. Billings
Name: John F. F. Billings
Title: Trustee Assistant Vice President & Trust Officer

JAMES D. AND MARIA D. HODGSON INTERVIVOS PERSONAL TRUST

By:	/s/ James Hodgson
Name: James Hodgson
Title: Trustee

DALE FREY FAMILY LIMITED PARTNERSHIP

By:	/s/ Kyle Frey
Name: Kyle Frey
Title: General Partner

By:	/s/ Richard K. Roeder
Name: Richard K. Roeder

By:	/s/ Richard R. Crowell
Name: Richard R. Crowell

By:	/s/ Lawrence A. Bossidy
Name: Lawrence A. Bossidy

DIANE ANDERSON REVOCABLE TRUST

By:	/s/ Diane Anderson
Name:
Title: Trustee

ROBERT ANDERSON, JR. REVOCABLE TRUST

By:	/s/ Robert Anderson
Name: Robert Anderson
Title: Trustee

ROBERT ANDERSON LIVING TRUST

By:	/s/ Robert Anderson
Name: Robert Anderson
Title: Trustee

By:	/s/ James R. Roethle
Name: James R. Roethle

By:	/s/ Flemming H. Smitsdorff
Name: Flemming H. Smitsdorff

By:	/s/ Raymond S. Littlefield
Name: Raymond S. Littlefield

By:	/s/ Ralph R. Gould
Name: Ralph R. Gould

By:	/s/ James L. Janik
Name: James L. Janik

By:	/s/ Robert McCormick
Name: Robert McCormick

By:	/s/ Mark Adamson
Name: Mark Adamson

By:	/s/ Jack O. Peiffer
Name: Jack O. Peiffer

By:	/s/ Michael Wickham
Name: Michael Wickham

By:	/s/ John Anderson
Name: John Anderson

By:	/s/ Robert Anderson
Name: Robert Anderson

By:	/s/ Simon Ramo
Name: Simon Ramo

By:	/s/ James Hodgson
Name: James Hodgson

By:	/s/ Dale Frey
Name: Dale Frey

By:	/s/ Keith Hagelin
Name: Keith Hagelin

By:	/s/ Robert Young
Name: Robert Young

By:	/s/ John Murphy
Name: John Murphy

By:	/s/ James Klotz
Name: James Klotz

By:	/s/ Linda Evans
Name: Linda Evans

By:	/s/ Steven Klug
Name: Steven Klug

By:	/s/ Paul Stolzman
Name: Paul Stolzman

EXHIBIT A

1.	James Janik

2.	Robert McCormick

3.	Mark Adamson

4.	Keith Hagelin

5.	Ralph Gould

6.	Flemming Smitsdorff

7.	Raymond Littlefield

8.	James Roethle